UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2010

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

State of Incorporation: Nevada

Commission file number: 1-15991	I.R.S. Employer Identification No: 58-2189551

9955 AirTran Boulevard, Orlando, Florida 32827

(Address of principal executive offices) (Zip Code)

(407) 318-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2010, AirTran Holdings, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the existing executive benefits agreements (the “Agreement”) with each of Steven A. Rossum, Executive Vice President and General Counsel; Arne G. Haak, Senior Vice President and Chief Financial Officer; and Alfred J. Smith, III, Senior Vice President and Secretary (collectively the “Executives”). Each Agreement was amended to make certain clarifications and changes respecting the provision of certain health and welfare benefits and travel benefits, including following a Change of Control as defined in the Agreement, and with respect to the termination of such benefits in the event the Executive obtains alternate employment with customary group health coverage and customary rates under a group health insurance plan. The Executives’ other compensation arrangements continue under the terms of their respective original Agreements, substantially as such Agreements were in effect prior to the Amendment. The form of Amendment and the form of Agreement are filed herewith as Exhibit 10.52 and 10.53, respectively, and incorporated herein by reference.

The Company has also entered into, effective as of November 19, 2010, the First Amendment (the “First Amendment”) to the Employee Retention Plan, dated as of September 26, 2010 (the “Retention Plan”) to change the date on which Officer Covered Employees receive the initial fifty percent (50%) of their Retention Bonus, as defined in the Retention Plan, from the Closing Date of the merger to the first business day following the ninetieth (90th) day after the Closing Date. The form of First Amendment is filed herewith as Exhibit 10.54 and the form of Retention Plan is attached as Exhibit A thereto, both of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.52	Form of Amendment No. 1 to Executive Benefits Agreement, effective as of November 19, 2010

10.53	Form of Executive Benefits Agreement, effective as of February 1, 2008

10.54	Form of First Amendment to the Employee Retention Plan, effective as of November 19, 2010 with the form of Retention Plan included as Exhibit A thereto.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AirTran Holdings, Inc.

Date: November 19, 2010	By:	/s/ Steven A. Rossum
Steven A. Rossum
Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

10.52	Amendment No. 1 to Executive Benefits Agreement, effective as of November 19, 2010

10.53	Form of Executive Benefits Agreement, effective as of February 1, 2008

10.54	Form of First Amendment to the Employee Retention Plan, effective as of November 19, 2010 with the form of Retention Plan included as Exhibit A thereto.